PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Mar. 31, 2025
PROPERTY AND EQUIPMENT, NET [Abstract]
Property and Equipment, Net
Property and equipment, net consist of the following:

	As of March 31,
	2025	2024
Office equipment	$249,002	$228,807
Furniture and fixtures	22,536	33,443
Leasehold improvement	322,136	306,825
Property and equipment, gross	593,674	569,075
Less: accumulated depreciation	(470,377)	(358,054)
Total property and equipment, net	$123,297	$211,021